To the shareholders of

G E N E R A L  S E C U R I T I E S
I  N  C  O  R  P  O  R  A  T  E  D

The total return for General Securities, Incorporated's (GSI) year ending November 30, 1996 was 18.15%. It was a good year during which our research team continued to improve the process we use to identify and evaluate companies that meet our dual requirements of being fundamentally undervalued and committed to the principles of Total Quality Management (TQM). Companies which met both requirements and are new to GSI in fiscal 1996 include: W. W. Grainger, Inc., Manpower, Inc. and Ortel Corporation.

W. W. Grainger is a quality award winning industrial supply company and Manpower is a large ISO certified temporary staffing firm. We believe both W. W. Grainger and Manpower should benefit as organizations continue to outsource non-core business functions and operations. This theme of outsourcing along with the trend toward sole or single sourcing raw materials and other factors of production plays a significant role in our decision to own many of the companies in the GSI portfolio. We believe customer focused companies, looking back up the supply chain in an effort to improve their ability to meet or exceed customer's requirements, will seek out reliable customer focused, value producing suppliers and reward them with a more predictable and growing stream of business. W. W. Grainger contributed to the performance of GSI in fiscal 1996 while Manpower, Inc. lost a little ground from our original purchase; both companies remain in GSI's portfolio and we continue to believe they will provide excellent returns over the long term.

On a quality related note, Dana Commercial Credit Corporation, a division of Dana Corporation, won a 1996 Malcolm Baldrige award. We have owned Dana Corporation in the GSI portfolio since fiscal 1995 and added to our position in 1996. We remain confident that one of the keys to help unlock the value of Dana Corporation can be found in the growing commitment to quality and customer service by each Dana employee

Looking forward to 1997 we will continue to improve our process for finding undervalued quality oriented companies and will continue to hold cash reserves for future investment opportunities.

General Securities declared a fourth quarter dividend of $0.98 a share of which $.804 was from net long term gains, and $.176 from net short term capital gains bringing total distributions for 1996 to $1.16. This is our One Hundred Eighty-second consecutive quarterly dividend paid.

John P. Robinson
President

Performance

November 30, 1996

General Securities, Incorporated

The following graph was prepared assuming a hypothetical investment of $10,000 on December 1, 1986. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


  AVERAGE ANNUAL TOTAL RETURN

  1 YEAR      5 YEAR    10 YEAR
  +18.15%     +13.46%   +13.03%

 - S&P 500 **
 - General Securities
   Incorporated



-----------------------------------------------------------------------------------------------------------------------------------
Year                                 11/86   11/87    11/88    11/89    11/90    11/91    11/92    11/93    11/94    11/95    11/96
-----------------------------------------------------------------------------------------------------------------------------------
S&P 500**                          $10,000  $9,539  $11,752  $15,360  $14,847  $17,866  $21,169  $23,307  $23,554  $32,211  $41,182
-----------------------------------------------------------------------------------------------------------------------------------
General Securities Incorporated    $10,000  $9,456  $11,165  $13,740  $13,526  $18,091  $19,837  $20,940  $21,964  $28,805  $34,034
-----------------------------------------------------------------------------------------------------------------------------------


Past Performance is not indicative of future performance.

*These are the portfolios total returns during the period including reinvestment of all dividend and capital gains distributions.

**This is an unmanaged index.

Statement of Net Assets  November 30, 1996

ASSETS
                                                                                                Number of              Market
                                                                                                   shares           value (a)

Investment securities (percentages represent value
of investments compared to total net assets):
   Common Stocks (87.81%):
   Automotive (1.64%):
   Ford Motor Company (c)                                                                          20,000        $    655,000
   Auto Parts - Original Equipment (5.91%):
   Dana Corp. (d)                                                                                  45,000           1,400,625
   Tower Automotive (e)                                                                            30,000             963,750
                                                                                                                    2,364,375
   Banking (4.17%):
   Banc One (c)                                                                                    35,000           1,666,875
   Chemicals (5.14%):
   Air Products & Chemicals                                                                         9,000             625,500
   Eastman Chemical Company                                                                        25,000           1,428,125
                                                                                                                    2,053,625
   Communications Equipment (1.97%):
   Ortel Corp. (b)                                                                                 35,000             787,500

   Computers & Software (6.78%):
   IBM (d)                                                                                         17,000           2,709,375

   Education (2.67%):
   National Computer Systems                                                                       45,000           1,068,750

   Electrical Machinery, Equipment and Supplies (3.98%):
   Grainger (W.W.) Inc. (b)                                                                        20,000           1,590,000

   Electronics (14.16%):
   Intel Corp. (c)                                                                                 10,000           1,268,750
   Motorola, Inc. (d)                                                                              10,000             553,750
   Solectron Corp. (c), (e)                                                                        20,000           1,170,000
   Xerox Corp (d)                                                                                  30,000           1,473,750
   Zygo Corp. (d), (e)                                                                             30,000           1,192,500
                                                                                                                    5,658,750
   Hospital Suppliers (3.19%):
   Johnson & Johnson (d)                                                                           24,000           1,275,000
   Household Appliances (2.50%):
   Whirlpool Corp.                                                                                 20,000           1,000,000
   Information Services (2.97%):
   Hewlett-Packard (d)                                                                             22,000           1,185,250
   Paper & Forest Products (8.54%):
   Boise Cascade (d)                                                                               20,000             620,000
   Mead Corp.                                                                                      20,000           1,185,000
   Weyerhauser Co. (d)                                                                             35,000           1,610,000
                                                                                                                    3,415,000
   Pharmaceuticals (5.19%):
   Merck                                                                                           25,000           2,075,000
   Photography (1.62%):
   Eastman Kodak                                                                                    8,000             648,000
   Printing & Publishing (1.78%)
   Banta Corp. (d)                                                                                 30,000             712,500

   Retail & Wholesale (2.41%):
   Corning, Inc                                                                                    16,000       $     648,000
   Raven Industries                                                                                15,000             315,000
                                                                                                                      963,000
   Service Agency (4.90%)
   Manpower (b)                                                                                    60,000           1,957,500
   Steel/Producers (4.92%):
   Inland Steel (d)                                                                                45,000             838,125


ASSETS (Cont.)
                                                                                                Number of              Market
                                                                                                   shares           value (a)
   Common Stocks (Cont.):
   LTV Corp. (d)                                                                                  105,000           1,128,750
                                                                                                                    1,966,875
   Utilities (3.37%):
   GTE (c)                                                                                         30,000           1,346,250
   Total common stock (cost $ 23,333,155)                                                                          35,098,625

U.S. Treasury Bills (16.18%):
   $2,000,000, 5.12%, due 02/20/97 (f)                                                                              1,977,635
   $4,500,000, 5.26%, due 12/12/96 (f)                                                                              4,492,974
   Total U.S. Treasury Bills (cost $6,470,609)                                                                      6,470,609
Money Market Instrument (2.27%)
   State Street Capital Markets Sweep Account
   Variable Rate, 4.00%
   (cost $907,147)                                                                                                    907,147
Total investment securities
   (cost $30,710,911) (g)                                                                                          42,476,381
Cash                                                                                                                    2,400
Prepaid expenses                                                                                                          264
Receivable for capital shares sold                                                                                        889
Dividends receivable                                                                                                   89,990
Interest receivable                                                                                                       202
   Total assets                                                                                                   $42,570,126


LIABILITIES
Payable to advisor for advisory and administration fees                                                               109,571
Accrued expenses                                                                                                       50,516
Dividend payable                                                                                                    2,435,785
   Total liabilities                                                                                                2,595,872
Net assets applicable to outstanding capital stock                                                                $39,974,254

Represented by:
   Capital stock - authorized 10,000,000 shares of $.01
   par value per share; outstanding 2,485,550 shares                                                                   24,856
   Capital surplus                                                                                                 28,246,163
   Distributions in excess of net investment income                                                                   (59,425)
   Excess distribution of realized gain                                                                                (2,810)
   Unrealized appreciation of investments                                                                          11,765,470
Net assets applicable to outstanding capital stock                                                                $39,974,254
Net asset value per share of outstanding capital stock                                                                 $16.08


See accompanying notes to investment securities list and financial statements.

NOTES TO INVESTMENT SECURITIES LIST:
November 30, 1996

(a) Investment securities are valued by the procedures described in note 1 to the financial statements.
(b)  New holding in fiscal 1996.
(c)  Holding decreased in fiscal 1996.
(d)  Holding increased in fiscal 1996.
(e)  Currently non-income producing.
(f)  Rate shown is annualized yield on date of purchase.
(g) At November 30, 1996 the cost of securities for federal income tax purposes was $30,710,911, and the aggregate unrealized appreciation and depreciation based on that cost was:
     Unrealized appreciation                $12,852,202
     Unrealized depreciation                (1,086,732)
                                            $11,765,470

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
General Securities, Incorporated:

We have audited the accompanying statement of net assets of General Securities, Incorporated as of November 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period ended November 30, 1996. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of General Securities, Incorporated at November 30, 1996 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period ended November 30, 1996, in conformity with generally accepted accounting principles.

Minneapolis, Minnesota   KPMG Peat Marwick LLP
December 27, 1996

NOTES TO FINANCIAL STATEMENTS
November 30, 1996

(1)  Summary of Significant Accounting Policies

     General Securities, Incorporated (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified open end management investment company.

     The significant accounting policies followed by the Fund are summarized as follows:

     Investments in Securities
     Securities listed on national securities exchanges are valued on the basis of the last reported sale each day, or if no sale is made, at the mean of the last reported bid and asked price for such securities. Short-term securities are valued at amortized cost which approximates market value.

     Security transactions are recorded on the date securities are purchased or sold. Realized gains or losses and unrealized appreciation or depreciation of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest is recognized on the accrual basis and, except for original issue discount, the Fund does not amortize discounts and premiums for financial reporting purposes.

     Use of estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates. (Continued)

November 30, 1996

     Federal Income Taxes
     It is the Fund's policy to continue meeting the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to its shareholders in amounts which will relieve it from all, or substantially all, federal income and excise taxes. Therefore, the Fund does not provide for federal income or excise taxes.

     Distributions
     Distributions to shareholders from investment income are made quarterly and realized capital gain distributions, if any, are made annually. These distributions are recorded on the record date and are payable in cash or reinvested in additional shares of the Fund's capital stock.

     Due to the timing of dividend distributions, the fiscal year in which amounts are distributed for tax purposes may differ from the year that income or realized gains were recorded by the Fund. The effect on distributions of this book-to-tax difference is presented as "excess distributions of net investment income" in the statement of changes in net assets and the financial highlights.

(2)  Investment Advisory Fee and Other Transactions with Affiliates
     Robinson Capital Management, Inc. is the Fund's investment advisor and administrator. As compensation for its services under the Investment Advisory Agreement, Robinson Capital is paid an investment management advisory fee, payable monthly, at an annual rate of 0.60% for average net assets up to and including $100 million, 0.35% for next $150 million of average net assets and 0.10% for net assets over $250 million. Robinson Capital is obligated to pay all Fund expenses (exclusive of brokerage expenses and fees, interest and any federal or state income taxes) which exceed 1.50% of the Fund's average net assets for any fiscal year on the first $100 million of average net assets, 1.25% of the Fund's average net assets for any fiscal year on the next $150 million of average net assets, and 1% of the Fund's average net assets for any fiscal year on average net assets in excess of $250 million. For managing the business affairs and providing certain shareholder services pursuant to the Management Agreement, the Fund pays Robinson Capital an administrative fee, payable monthly, at an annual rate of 0.40% of the average daily assets of the Fund, plus out-of-pocket expenses incurred. Robinson Capital may subcontract with other entities to provide certain shareholder servicing activities.

     Legal service fees were paid to a law firm in which the secretary of the Fund is a partner.

(3)  Securities Transactions
     Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $8,569,010 and $5,362,630, respectively, for the year ended November 30, 1996.

G E N E R A L  S E C U R I T I E S
INCORPORATED


     PRESIDENT                          John P. Robinson

     VICE PRESIDENT                     Winfield S. Holland

     SECRETARY                          John R. Houston

     TREASURER                          Winfield S. Holland

     DIRECTORS                          John P. Robinson,
                                            Chairman
                                        M. Michelle Coady
                                        David W. Preus
                                        LaVerne W. Rees
                                        Oscar Victor
                                        Charles Walton
                                        James S. Womack

     INVESTMENT MANAGER                 Robinson Capital
                                        Management, Inc.

     CUSTODIAN, REGISTRAR               Investors Fiduciary Trust
     AND TRANSFER AGENT                 Company

     GENERAL COUNSEL                    Lindquist and Vennum

     INDEPENDENT AUDITORS               KPMG Peat Marwick LLP

     This report has been prepared primarily for the benefit of existing stockholders of the company and is not intended as an offer to sell the company's shares. When used otherwise, it must be accompanied or preceded by the current prospectus.

For further
information about

G E N E R A L  S E C U R I T I E S
INCORPORATED

contact:

Robinson Capital Management, Inc.
5100 Eden Avenue, Suite 204
Edina, Minnesota 55436
(612) 927-6799
800-577-9217

G E N E R A L  S E C U R I T I E S
INCORPORATED

Statement of Operations
Year ended November 30, 1996

Investment Income:
   Income:
   Dividends                                                    $   359,281
   Interest                                                         618,620
   Total income                                                     977,901
   Expenses (note 2):
   Investment advisory fees                                         225,164
   Management administration fees                                   150,109
   Shareholder notices and reports                                    6,978
   Auditing and tax services                                         22,000
   Custodian and portfolio accounting fees                           54,742
   Transfer agent, registrar and disbursing agent fees               71,118
   Legal services                                                    13,372
   Directors' fees                                                    8,400
   Federal and state registration fees and expenses                  15,775
   Other                                                              3,639
   Total expenses                                                   571,297
   Reimbursement from advisor                                       (8,514)
   Total Net Expenses                                               562,783
   Investment income - net                                          415,118

   Realized and unrealized gains from Investments - net:
   Net realized gains on securities
   transactions (note 3)                                          2,418,144
   Net change in unrealized appreciation
   or depreciation of investments                                 3,654,851
   Net gain on investments                                        6,072,995
   Net increase in net assets resulting
   from operations                                               $6,488,113

See accompanying notes to financial statements.

Statements of Changes in Net Assets
Years ended November 30, 1996 and 1995


                                                                                                     1996                1995

Operations:
     Investment income - net                                                                $     415,118       $     548,798
     Net realized gains on securities
     transactions                                                                               2,418,144           2,152,377
     Net change in unrealized appreciation
     or depreciation of investments                                                             3,654,851           5,463,563
     Net increase in net assets
     from operations                                                                            6,488,113           8,164,738
     Distributions to shareholders from:
     Investment income - net                                                                    (415,118)           (547,428)
     Excess distributions of
     net investment income                                                                       (26,412)
     Net realized gains on
     securities transactions                                                                  (2,435,785)         (2,138,401)
     Total distributions                                                                      (2,877,315)         (2,685,829)
Capital share transactions:
     Proceeds from sales of 282,594 and
     161,653 shares, respectively (note 2)                                                      4,314,439           2,338,462
     Net asset value of 168,361 and 25,125
     shares, respectively, issued in
     reinvestment of net investment income
     and net realized gain distributions                                                        2,476,566             350,616
     Payments for redemptions of 192,906 and
     158,779 shares, respectively (note 2)                                                    (2,968,285)         (2,208,218)
     Increase in net assets from capital
     share transactions, representing net
     increase of 258,049 and 27,999
     shares, respectively                                                                       3,822,720             480,860
     Total increase in net assets                                                               7,433,518           5,959,769
Net assets:
     Beginning of year                                                                         32,540,736          26,580,967
     End of year (including distributions
     in excess of net investment income
     of $59,425 and $33,013, respectively)                                                    $39,974,254         $32,540,736

See accompanying notes to financial statements.


Financial Highlights: Selected per share historical data were as follows:          Year Ended November 30

                                                                                 1996      1995     1994+      1993      1992

Net asset value, beginning of year                                               $ 14.61   $ 12.08   $ 12.23   $ 12.36   $ 12.23

Operations:
     Investment income - net                                                         .17       .25       .20       .28       .49
     Net realized and unrealized gains (losses) on investments                      2.46      3.49       .40       .39       .78

Total from operations                                                               2.63      3.74       .60       .67      1.27

Distributions to shareholders:
     From investment income - net                                                   (.17)     (.25)     (.21)     (.27)     (.46)
     Excess distributions of net investment income                                  (.01)       --      (.02)       --        --
     From net realized gains                                                        (.98)     (.96)     (.52)     (.53)     (.68)

Total distributions to shareholders                                                (1.16)    (1.21)     (.75)     (.80)    (1.14)

Net asset value, end of year                                                     $ 16.08   $ 14.61   $ 12.08   $ 12.23   $ 12.36

Total return*                                                                      18.15%    31.15%     4.89%     5.56%     9.65%
Net assets, end of year (000's omitted)                                          $39,974   $32,541   $26,581   $26,331   $25,509
Ratio of expenses to average daily net assets                                       1.50%     1.50%     1.50%     1.31%     1.32%
Ratio of net investment income to average daily net assets                          1.11%     1.79%     1.69%     2.26%     3.69%
Portfolio turnover rate                                                               18%       24%       42%       30%       39%
Average Brokerage Commission Rate#                                               $   .0918


*These are the Fund's total returns during the years, including reinvestment of all dividend and capital gain distributions without adjustments for sales charge.

+From March 23, 1994 through November 30, 1994, the Fund's advisor was Alpha Source Asset Management, Inc., a wholly-owned subsidiary of Hamilton Investments, Inc. Prior to March 23, 1994, the Fund's advisor was Craig-Hallum, Inc., a division of Hamilton Investments, Inc.

#Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period by the total number of related shares purchased and sold.

G E N E R A L  S E C U R I T I E S
INCORPORATED
[LOGO]
Total Quality
Management


Annual Report November 30, 1996